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                                                                   EXHIBIT 10.18
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                                                                  EXECUTION COPY

            AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT
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                                      AND
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                     TERMINATION OF STOCKHOLDERS AGREEMENT
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          Reference is hereby made to the Agreement and Plan of Merger dated
October 30, 1997, as amended, among Sealy Corporation, a Delaware corporation (the "Company"), Sandman Merger Corporation, a transitory Delaware merger
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corporation ("Purchaser"), and Zell/Chilmark Fund, L.P., a Delaware limited
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partnership, pursuant to which Purchaser will be merged with and into the
Company with the Company being the surviving corporation (the "Merger").
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          Effective as of March 4, 1996, Ronald L. Jones (the "Executive")
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entered into a Stockholders Agreement with the Company (the "Stockholders
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Agreement").
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          Effective as of August 1, 1997, the Executive entered into an Amended and Restated Employment Agreement with the Company (the "Employment Agreement").
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          NOW, THEREFORE, in consideration of the provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, conditioned on the consummation of the Merger, hereto agree as follows:

          A. Jones hereby acknowledges and agrees that the consummation of the Merger will be a "Change of Control" for purposes of the Employment Agreement.

          B. Jones and the Company hereby agree that, effective as of the consummation of the Merger, the Employment Agreement shall be amended as follows:

          1. The phrase "the 1996 Transitional Restricted Stock Plan and the 1997 Stock Option Plan" contained in subsection 3(c) is deleted in its entirety.

          2.   Subsection 3(g) is deleted in its entirety.

          3. Subsection 6(d) is amended and restated in its entirety as follows:

               "(d) Change of Control.  For purposes of this Agreement, the
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          words "Change of Control" means the merger (the "Merger") of Sandman
          Merger Corporation, a Delaware Corporation ("Sandman"), with and into the Company pursuant to the terms of the Agreement and Plan of Merger dated October 30, 1997, as amended, among the Company, Sandman and Zell/Chilmark Fund, L.P. Notwithstanding anything contained herein to the contrary, other than the Merger,
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          no event or occurrence before, at or after the consummation of the
          Merger shall be deemed a "Change of Control" for purposes of this Agreement."

          4.   Subsection 6(f) is deleted in its entirety.

          5.   A new section 25 is added as follows:

               "25.  OPTION PLANS AND RESTRICTED STOCK PLANS.  The Employee
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          hereby acknowledges that in connection with the Merger, (i) the
          Company will terminate (the "Termination of the Plans") the 1989 Stock Option Plan, the 1992 Stock Option Plan, the 1997 Stock Option Plan and the 1996 Transitional Restricted Stock Plan (collectively, the "Plans") and accordingly, after the consummation of the Merger, the Employee shall no longer be eligible to participate in the Plans and
          (ii) the Company and the Employee will terminate (the "Termination of Agreements") the Stock Option Agreement dated as of March 4, 1996 between the Company and the Employee, the Restricted Stock Grant Agreement effective March 4, 1996 between the Company and the Employee, the Stockholders Agreement dated as of March 4, 1996 between the Company and the Employee, and the Nonqualified Stock Option Agreement dated July 21, 1997 between the Company and the Employee. The Employee hereby agrees that, notwithstanding anything contained herein to the contrary, the Termination of Plans and the Termination of Agreements (in each case, as well as each action, omission or occurrence in connection therewith or related thereto) is not a breach of this Agreement and is not and will not be a "Good Reason" for purposes of this Agreement as such term is defined in Subsection 4(g) hereof.

          C. Effective as of the consummation of the Merger, the Stockholders Agreement is hereby terminated.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Amended and Restated Employment Agreement and Termination of Stockholders Agreement as of December 17, 1997.


                                   /s/ RONALD L. JONES
                                   _____________________________________
                                   Ronald L. Jones


                                   SEALY CORPORATION


                                   By:_________________________________
                                   Name:
                                   Title:

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